                                                                      Exhibit 99

Global Structured Finance

                             BoAALT 2004-10 Group 3
                               15YR Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

---------------------------------
General Pool Characteristics
---------------------------------
Pool Size: $10,190,139.43
Loan Count: 63
Cut-off Date: 2004-10-01
Avg. Loan Balance: $161,748.24
Avg. Orig. Balance: $162,161.11
W.A. FICO*: 731
W.A. Orig. LTV: 67.49%
W.A. Cut-Off LTV: 67.32%
W.A. Gross Coupon: 5.8028%
W.A. Net Coupon: 5.5453%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 5.31%
% over 100 COLTV: 0.00%
% with PMI: 5.31%
% over 80 with PMI: 100.00%
W.A.MI Coverage: 12.25%
W.A. MI Adjusted LTV: 66.74%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.71%
% Conforming: 83.50%
---------------------------------
* FICO not available for 0 loans,
or 0.0% of the aggregate pool
balance.
---------------------------------

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             1.29%
50,001 - 150,000     33.41
150,001 - 250,000    23.18
250,001 - 350,000    24.74
350,001 - 450,000     7.96
450,001 - 550,000     9.42
---------------------------
Total:              100.00%
---------------------------
Average: $162,161.11
Lowest: $12,000.00
Highest: $480,000.00
---------------------------

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             1.29%
50,001 - 150,000     33.41
150,001 - 250,000    23.18
250,001 - 350,000    24.74
350,001 - 450,000     7.96
450,001 - 550,000     9.42
---------------------------
Total:              100.00%
---------------------------
Average: $161,748.24
Lowest: $11,957.85
Highest: $480,000.00
---------------------------

---------------
Index   Percent
---------------
FIX     100.00%
---------------
Total:  100.00%
---------------

----------------------
Product Type   Percent
----------------------
15 YR FIXED    100.00%
----------------------
Total:         100.00%
----------------------

-----------------------
Coupon          Percent
-----------------------
4.501 - 4.625     1.68%
5.126 - 5.250     0.66
5.251 - 5.375     3.45
5.376 - 5.500     5.04
5.501 - 5.625     8.05
5.626 - 5.750    35.98
5.751 - 5.875    18.23
5.876 - 6.000    14.76
6.001 - 6.125     7.84
6.126 - 6.250     4.30
-----------------------
Total:          100.00%
-----------------------
W.A.: 5.803
Lowest: 4.625
Highest: 6.250
-----------------------

----------------------
Credit Score   Percent
----------------------
800 - 849        1.52%
750 - 799       26.66
700 - 749       51.44
650 - 699       20.37
----------------------
Total:         100.00%
----------------------
W.A.: 731
Lowest: 656
Highest: 813
----------------------

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      41.70%
Purchase               33.86
Refinance-Rate/Term    24.44
-----------------------------
Total:                100.00%
-----------------------------

-----------------------
Property Type   Percent
-----------------------
SFR              82.04%
2-Family          8.48
PUD Detach        7.80
Condo             1.68
-----------------------
Total:          100.00%
-----------------------

--------------------------
Appraisal Method   Percent
--------------------------
2055IE              10.67%
AVM                  0.15
FULL                89.17
--------------------------
Total:             100.00%
--------------------------

-----------------------
Documentation   Percent
-----------------------
Stated           63.70%
No Ratio         26.89
Standard          9.25
Reduced           0.15
-----------------------
Total:          100.00%
-----------------------

--------------------------
Occupancy Status   Percent
--------------------------
Primary            100.00%
--------------------------
Total:             100.00%
--------------------------

-----------------------
PMI Providers   Percent
-----------------------
NONE             94.69%
RGIC              2.89
UGIC              1.76
MGIC              0.66
-----------------------
Total:          100.00%
-----------------------

---------------------
State         Percent
---------------------
California     28.76%
Florida        14.15
New York       10.53
Connecticut     4.63
Texas           4.19
Other          37.74
---------------------
Total:        100.00%
---------------------

-----------------------------
California            Percent
-----------------------------
Northern California    41.74%
Southern California    58.26
-----------------------------
Total:                100.00%
-----------------------------

------------------
Zip Code   Percent
------------------
95130        4.71%
33060        4.71
10704        4.14
33016        3.82
01230        3.27
Other       79.35
------------------
Total:     100.00%
------------------

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------
* MBA method
----------------------

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    98.32%
1                     1.68
---------------------------
Total:              100.00%
---------------------------

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

-----------------------
Original Term   Percent
-----------------------
180             100.00%
-----------------------
Total:          100.00%
-----------------------
W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months
-----------------------

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
169 - 174                  1.68%
175 - 180                 98.32
--------------------------------
Total:                   100.00%
--------------------------------
W.A.: 179.3 months
Lowest: 174 months
Highest: 180 months
--------------------------------

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  39.88%
1 - 6              60.12
-------------------------
Total:            100.00%
-------------------------
W.A.: 0.7 months
Lowest: 0 months
Highest: 6 months
-------------------------

-----------------------
OLTV            Percent
-----------------------
25.01 - 30.00     2.40%
30.01 - 35.00     2.63
35.01 - 40.00     2.15
40.01 - 45.00     5.05
45.01 - 50.00     2.65
50.01 - 55.00     8.86
55.01 - 60.00     0.98
60.01 - 65.00    10.25
65.01 - 70.00    10.90
70.01 - 75.00     5.89
75.01 - 80.00    42.93
80.01 - 85.00     1.21
85.01 - 90.00     3.44
90.01 - 95.00     0.66
-----------------------
Total:          100.00%
-----------------------
W.A.: 67.49%
Lowest: 28.82%
Highest: 95.00%
-----------------------

-----------------------
Cut-Off LTV     Percent
-----------------------
25.01 - 30.00     2.40%
30.01 - 35.00     2.63
35.01 - 40.00     2.15
40.01 - 45.00     5.05
45.01 - 50.00     2.65
50.01 - 55.00     8.86
55.01 - 60.00     4.80
60.01 - 65.00     6.43
65.01 - 70.00    10.90
70.01 - 75.00     5.89
75.01 - 80.00    42.93
80.01 - 85.00     2.89
85.01 - 90.00     1.76
90.01 - 95.00     0.66
-----------------------
Total:          100.00%
-----------------------
W.A.: 67.32%
Lowest: 28.72%
Highest: 95.00%
-----------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance

                             BoAALT 2004-10 Group 3
                             15YR Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

---------------------------------
General Pool Characteristics
---------------------------------
Pool Size: $45,376,504.68
Loan Count: 458
Cut-off Date: 2004-10-01
Avg. Loan Balance: $99,075.34
Avg. Orig. Balance: $99,298.16
W.A. FICO*: 735
W.A. Orig. LTV: 60.04%
W.A. Cut-Off LTV: 59.91%
W.A. Gross Coupon: 5.7572%
W.A. Net Coupon: 5.4997%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 5.71%
% over 100 COLTV: 0.00%
% with PMI: 5.71%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 11.44%
W.A. MI Adjusted LTV: 59.33%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.76%
% Conforming: 98.90%
---------------------------------
* FICO not available for 2 loans,
or 0.3% of the aggregate pool
balance.
---------------------------------

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             9.21%
50,001 - 150,000     49.63
150,001 - 250,000    24.56
250,001 - 350,000     9.93
350,001 - 450,000     4.47
450,001 - 550,000     2.20
---------------------------
Total:              100.00%
---------------------------
Average: $99,298.16
Lowest: $16,800.00
Highest: $500,000.00
---------------------------

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             9.21%
50,001 - 150,000     49.96
150,001 - 250,000    24.23
250,001 - 350,000     9.93
350,001 - 450,000     4.47
450,001 - 550,000     2.20
---------------------------
Total:              100.00%
---------------------------
Average: $99,075.34
Lowest: $16,800.00
Highest: $500,000.00
---------------------------

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

----------------------
Product Type   Percent
----------------------
15 YR FIXED     99.70%
14 YR FIXED      0.16
10 YR FIXED      0.10
11 YR FIXED      0.04
----------------------
Total:         100.00%
----------------------

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750     0.27%
4.751 - 4.875     0.21
4.876 - 5.000     0.48
5.001 - 5.125     0.21
5.126 - 5.250     3.76
5.251 - 5.375     5.33
5.376 - 5.500    11.76
5.501 - 5.625    10.25
5.626 - 5.750    24.36
5.751 - 5.875    22.50
5.876 - 6.000    11.25
6.001 - 6.125     6.85
6.126 - 6.250     1.80
6.251 - 6.375     0.48
6.376 - 6.500     0.37
6.501 - 6.625     0.12
-----------------------
Total:          100.00%
-----------------------
W.A.: 5.757
Lowest: 4.750
Highest: 6.625
-----------------------

----------------------
Credit Score   Percent
----------------------
800 - 849        4.02%
750 - 799       36.47
700 - 749       39.00
650 - 699       16.92
600 - 649        3.27
N/A              0.31
----------------------
Total:         100.00%
----------------------
W.A.: 735
Lowest: 605
Highest: 842
----------------------

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      45.28%
Purchase               29.43
Refinance-Rate/Term    25.29
-----------------------------
Total:                100.00%
-----------------------------

-----------------------
Property Type   Percent
-----------------------
SFR              52.07%
2-Family         16.77
Condo            11.56
4-Family          9.19
3-Family          4.78
PUD Detach        3.22
PUD Attach        1.96
Townhouse         0.44
-----------------------
Total:          100.00%
-----------------------

---------------------------
Appraisal Method    Percent
---------------------------
2055E                13.33%
2055IE               12.98
AVM                  21.60
Drive-By Form 704     0.55
FULL                 51.25
Tax Assessment        0.29
---------------------------
Total:              100.00%
---------------------------

------------------------
Documentation    Percent
------------------------
Reduced           65.76%
Standard          26.50
Stated             5.47
All Ready Home     1.28
No Ratio           0.99
------------------------
Total:           100.00%
------------------------

--------------------------
Occupancy Status   Percent
--------------------------
Investor            97.32%
Secondary            2.68
--------------------------
Total:             100.00%
--------------------------

-----------------------
PMI Providers   Percent
-----------------------
NONE             94.29%
UGIC              1.27
RMIC              1.17
RGIC              1.10
PMIC              1.04
GEMIC             0.68
MGIC              0.34
TGIC              0.12
-----------------------
Total:          100.00%
-----------------------

------------------------
State            Percent
------------------------
California        35.30%
Florida           12.50
Texas              7.00
Missouri           4.19
South Carolina     3.65
Other             37.36
------------------------
Total:           100.00%
------------------------

-----------------------------
California            Percent
-----------------------------
Northern California    28.14%
Southern California    71.86
-----------------------------
Total:                100.00%
-----------------------------

------------------
Zip Code   Percent
------------------
92117        1.76%
02703        1.12
34112        1.10
90706        1.10
60647        1.10
Other       93.82
------------------
Total:     100.00%
------------------

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------
* MBA method
----------------------

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

-----------------------
Original Term   Percent
-----------------------
120               0.10%
132               0.04
168               0.16
180              99.70
-----------------------
Total:          100.00%
-----------------------
W.A.: 179.9 months
Lowest: 120 months
Highest: 180 months
-----------------------

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.10%
121 - 168                  0.20
175 - 180                 99.70
--------------------------------
Total:                   100.00%
--------------------------------
W.A.: 179.4 months
Lowest: 119 months
Highest: 180 months
--------------------------------

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  45.90%
1 - 6              54.10
-------------------------
Total:            100.00%
-------------------------
W.A.: 0.5 months
Lowest: 0 months
Highest: 1 months
-------------------------

-----------------------
OLTV            Percent
-----------------------
<= 20.00          2.06%
20.01 - 25.00     3.09
25.01 - 30.00     3.94
30.01 - 35.00     5.39
35.01 - 40.00     3.06
40.01 - 45.00     6.03
45.01 - 50.00     6.42
50.01 - 55.00     6.36
55.01 - 60.00     6.98
60.01 - 65.00     7.61
65.01 - 70.00    15.97
70.01 - 75.00     9.50
75.01 - 80.00    17.88
80.01 - 85.00     0.54
85.01 - 90.00     4.85
90.01 - 95.00     0.33
-----------------------
Total:          100.00%
-----------------------
W.A.: 60.04%
Lowest: 5.28%
Highest: 90.31%
-----------------------

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          2.06%
20.01 - 25.00     3.09
25.01 - 30.00     4.25
30.01 - 35.00     5.08
35.01 - 40.00     3.06
40.01 - 45.00     6.03
45.01 - 50.00     6.42
50.01 - 55.00     7.09
55.01 - 60.00     6.25
60.01 - 65.00     7.61
65.01 - 70.00    15.97
70.01 - 75.00     9.50
75.01 - 80.00    17.88
80.01 - 85.00     0.54
85.01 - 90.00     5.18
-----------------------
Total:          100.00%
-----------------------
W.A.: 59.91%
Lowest: 5.17%
Highest: 90.00%
-----------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1